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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15 (d) OF THE
                         SECURITES EXCHANGE ACT of 1934



March 19, 2003
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(Date of Report - date of earliest event reported)

First Albany Companies Inc.
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(Exact name of registrant as specified in its charter)

New York                               0-14140                    22-265580
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(State of Other Jurisdiction      (Commission File             (IRS Employer
  of Incorporation)                Number)                   Identification No.)

30 South Pearl Street, Albany, New York        12207
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(Address of Principal Executive Offices)     (Zip Code)

(518) 447-8500
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(Registrant's telephone number, including area code)

N/A
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(Former Name or Former Address, if Changed Since Last Report)


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Item 6. Resignation of Registrant's Directors.

At a meeting of the Board of Directors on March 10, 2003, a provision of the By-Laws was amended to defer the need to approve all Board of Director nominations by the Committee on Directors and Corporate Governance until the 2004 Annual Shareholders Meeting. This provision was added to the By-Laws of First Albany Companies Inc. (the "Company") in November 2002 in anticipation of the adoption of NASDAQ's proposed corporate governance reforms. The NASDAQ proposed rules have not yet been adopted and remain subject to change. In addition, at the time of the March 10, 2003 Board meeting, the Governance Committee had not completed its process of recommending nominees to serve as directors of the Company.

On March 12, 2003, in a letter to the Secretary of the Company, Ms. Benaree P. Wiley resigned as a director of the Company. In the letter, which is attached as Exhibit A, Ms. Wiley expressed her disagreement with the Company's practices and commitment in the area of corporate governance. Ms. Wiley stated that she was "particularly troubled" by the decision at the special meeting of the Board on March 10, 2003 to amend the Company's By-laws because it "completely undermined" the Company's compliance with mandated corporate governance procedures. Ms. Wiley also indicated that she believed that the independence of the Company's board has been "materially compromised".

On March 17, 2003, in a letter to the Chairman of the Board, Mr. J. Anthony Boeckh also resigned as a director of the Company. His letter, which is attached as Exhibit B, raised concerns regarding corporate governance and Board independence similar to those set forth in Ms. Wiley's March 12th letter.

The Company disagrees with Ms. Wiley's and Mr. Boeckh's assertions. Contrary to their claims, the Company is fully committed to sound corporate governance. The actions taken at the Board meeting did not "undermine" corporate governance standards. The only amendment to the Bylaws of the Company deferred implementation of the one provision described above until next years Annual Meeting. In fact, at the March 10,2003 Board meeting, the Board unanimously selected Ms. Shannon O'Brien, an independent director. In addition, for the April 29, 2003 Annual Shareholders Meeting, the Board nominated three other persons to fill positions of directors whose terms expire at this Annual Meeting. Two of these nominees, if elected, will be new and independent directors; the third is a continuing employee director. Overall, the continuing directors together with these nominees would have comprised a Board of six independent directors - an increase from four. The two new nominees and Ms. O'Brien will enhance and broaden the Board's expertise and strengthen its independence.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRST ALBANY COMPANIES INC.

DATED:  March 19, 2003                       By:  /s/ALAN P. GOLDBERG
                                                  ------------------------------
                                             Name:   Alan P. Goldberg
                                             Title:  President